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                                                                   EXHIBIT 10.28

                                           NorthPoint Communications Group, Inc.
Notice of Grant of Stock Options           ID: 52-214-7716
and Stock Option Agreement                 303 2nd St.
                                           San Francisco, CA 94107

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Name of Optionee                           Option Number:
                                           Plan:          1999
                                           ID:

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Effective _________, you have been granted a(n) Incentive Stock Option to buy
_________ shares of NorthPoint Communications Group, Inc. (the "Company") common stock at $ __________ per share. Your Vesting Commencement date is ___________.

The total option price of the shares granted is $ ___________.

The shares subject to this Option shall vest according to the following schedule:

1/4th of the Shares subject to this Option shall vest on the 12 month anniversary of the Vesting Commencement Date and 1/48th of the total number of Shares subject to the Option shall vest on each monthly anniversary thereafter.

Shares in each period will become fully vested on the date shown.

          Shares         Vest Type      Full Vest      Expiration
          ------         ---------      ---------      ----------





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Optionee acknowledges and agrees that the vesting of shares pursuant to the option hereof is earned only by continuing consultancy or employment at the will of the Company (not through the act of being hired, being granted this option or acquiring shares hereunder). Optionee further acknowledges and agrees that nothing in this agreement, nor in the Company's 1999 Stock Plan (the "Plan") which is incorporated herein by reference, shall confer upon Optionee any right with respect to continuation of employment or consultancy by the Company, nor shall it interfere in any way with Optionee's right or the Company's right to terminate Optionee's employment or consultancy at any time, with or without cause.

Optionee acknowledges receipt of a copy of the Plan and represents that he is familiar with the terms and provisions thereof. Optionee hereby accepts this Option subject to all of the terms and provisions hereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated above.

The options granted hereunder are governed by the terms and conditions of the Stock Option Agreement attached hereto. By your signature and the Company's signature below, you agree to be bound by the terms and conditions of the Company's 1999 Stock Plan and the Stock Option Agreement attached hereto.
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____________________________________________                ____________________
NorthPoint Communications Group, Inc.                       Date
By: Henry P. Huff, Chief Financial Officer


____________________________________________                ____________________
                                                            Date

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                     NORTHPOINT COMMUNICATIONS GROUP, INC.

                                1999 STOCK PLAN

                            STOCK OPTION AGREEMENT

          Unless otherwise defined herein, the terms defined in the NorthPoint Communications Group, Inc. 1999 Stock Plan (the "Plan") shall have the same defined meanings in this Stock Option Agreement.

     1.   Grant of Option. The Company hereby grants to the Optionee an Option
          ---------------
to purchase the Common Stock (the "Shares") set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"). Notwithstanding anything to the contrary anywhere else in this Option Agreement, this grant of an Option is subject to the terms, definitions and provisions of the Plan adopted by the Company, which is incorporated herein by reference.

          If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an ISO as defined in Section 422 of the Internal Revenue Code.

     2.   Exercise of Option. This Option is exercisable as follows:
          ------------------

          (a) Right to Exercise. For purposes of this Stock Option Agreement,
              -----------------
     Shares subject to this Option shall vest based on continued employment of or consulting services by Optionee with the Company. In no event may this Option be exercised after the date of expiration of the term of this Option as set forth in the Notice of Grant.

          (b) Method of Exercise. This Option shall be exercisable by delivery
              ------------------
     of a written Exercise Notice. The Exercise Notice must state the number of Shares for which the Option is being exercised. The Exercise Notice must be signed by the Optionee and shall be delivered in person or by certified mail to the Company's Stock Plan Administrator. The Exercise Notice must be accompanied by payment of the Exercise Price, including payment of any applicable withholding tax. This Option shall be deemed to be exercised upon receipt by the Company of such written Exercise Notice accompanied by the Exercise Price and payment of any applicable withholding tax.

          No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares.

     3.   Termination of Relationship. If an Optionee ceases to be a Service
          ---------------------------
Provider, Optionee may exercise this Option during the thirty (30) day period after such termination to the extent the Option was vested at the date of such termination (the "Termination Date"). To the extent that Optionee was not vested in this Option at the date of such termination, or if Optionee does not exercise this Option within the time specified herein, the Option shall terminate. In the event that Optionee's employment relationship or consulting relationship with the Company terminates within two years after a Change of Control, and such termination is an Involuntary Termination (as defined below), or a termination without Cause (as defined below), then all remaining unvested Shares subject to the Option shall vest and become exercisable on the termination date.

          For purposes of this Section 3, the term "Involuntary Termination" shall mean Optionee's voluntary termination of employment with the Company following (i) a material reduction in compensation; (ii) a complete exclusion of benefits; (iii) a material reduction in job responsibilities inconsistent with Optionee's position with the Company and responsibilities prior to the Change of Control, taking into account the change in ownership of the Company or membership of Board of Directors of the Company resulting in the Change of Control, or (iv) relocation to a facility or location more than 35 miles from the Company's location prior to the Change of Control.

          For purposes of this Section 3, the term "Cause" shall mean shall mean
(i) material breach of any material terms of this Agreement, (ii) conviction of a felony, (iii) fraud, (iv) repeated unexplained or unjustified absence, (v) willful breach of fiduciary duty or (vi) gross negligence or willful misconduct where such gross negligence or willful misconduct has resulted or is likely to result in substantial and material damage to the

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Company or its subsidiaries, if any. Anything contained in this Section 3 to the contrary notwithstanding, the Optionee shall not be deemed to have been terminated for Cause unless and until there shall have been delivered to the Optionee a copy of a resolution duly adopted by the affirmative vote of not less than two-thirds of the entire membership of the Board of Directors of the Company (excluding the Optionee, if the Optionee is a director), after reasonable notice to the Optionee and an opportunity for the Optionee, together with his counsel, to be heard before the Board of Directors, finding that in the good faith opinion of the Board of Directors, the Optionee has engaged in the conduct described in this Section 3.

          For purposes of this Section 3, the term "Change of Control" shall mean the occurrence of any of the following events:

          (a) Ownership. Any "person" (as such term is used in Sections 13(d)
              ---------
     and 14(d) of the Securities Exchange Act of 1934 is or becomes the "beneficial owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities; or

          (b) Merger/Sale of Assets. The stockholders of the Company approve a
              ---------------------
     merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

     4.   Governing Law. The validity and enforceability of this Agreement
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shall be governed by and construed in accordance with the laws of the State of
California without regard to otherwise governing principles of conflicts of law.

     5.   Successors and Assigns. The terms of this Option shall be binding
          ----------------------
upon the executors, administrators, heirs, successors and assigns of the Optionee.

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